UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) April 28, 2005 (April 25, 2005)
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                              Global Signal Inc.
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            (Exact name of registrant as specified in its charter)


         Delaware                        001-32168             65-0652634
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(State or other jurisdiction of        (Commission        (IRS Employer
       incorporation)                  File Number)       Identification No.)


  301 North Cattlemen Road, Suite 300, Sarasota, Florida           34232
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      (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code   (941) 364-8886
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        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 1 - Registrant's Business and Operations

Item 1.01   Entry into a Material Definitive Agreement

         The descriptions of the Acquisition Credit Facility, the Parent Guarantee and the Pledge Agreement, each as set forth in Item 2.03 of this report, are incorporated herein by reference.


Section 2 - Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

         On April 25, 2005, our wholly owned subsidiary, Global Signal Acquisitions LLC ("Global Signal Acquisitions"), entered into a 364-day $200.0 million credit facility (the "Acquisition Credit Facility") with Morgan Stanley Asset Funding Inc. and Bank of America, N.A., to provide funding for the acquisition of additional communications sites. The following summary of certain provisions of the Acquisition Credit Facility is qualified in its entirety by reference to the complete Acquisition Credit Facility filed as
Exhibit 10.1 hereto and incorporated herein by reference.

         The Acquisition Credit Facility is guaranteed by Global Signal Operating Partnership, L.P. ("Global Signal OP") and future subsidiaries of Global Signal Acquisitions. Moreover, it is secured by substantially all of Global Signal Acquisitions' tangible and intangible assets and by a pledge of Global Signal OP's equity interest in Global Signal Acquisitions. In addition, Global Signal Inc. has agreed to enter into the guarantee agreement with respect to the Acquisition Credit Facility, and to secure that guarantee by a pledge of its equity interest in Global Signal OP, no later than May 17, 2005. The foregoing discussion of the guarantee and pledge is qualified in its entirety by reference to the complete Parent Guarantee filed as Exhibit 10.2 hereto and the Pledge Agreement filed as Exhibit 10.3 hereto, each of which is incorporated herein by reference.

         We intend to fund future acquisitions with the Acquisition Credit Facility along with proceeds from incremental equity offerings, and for a short period of time may fund 100% of the purchase price of acquisitions with the Acquisition Credit Facility. The level of borrowings under the Acquisition Credit Facility is limited based on a borrowing base (as defined therein). Borrowings under the Acquisition Credit Facility will bear interest at our option at either the Eurodollar rate plus 1.5% or the bank's base rate plus approximately 1.25% provided the loan balance is equal to or lower than 68% of the aggregate acquisition price (as defined therein) of towers owned, leased or managed by Global Signal Acquisitions, from time to time. If the loan balance is higher than 68% of the aggregate acquisition price of towers owned, leased or managed by Global Signal Acquisitions, from time to time, then borrowings under the Acquisition Credit Facility will bear interest at our option at either the Eurodollar rate plus 2.0% or the bank's base rate plus approximately 1.75%. In connection with closing the Acquisition Credit Facility, we paid an origination fee of 0.375% of the $200.0 million commitment and agreed to pay to Morgan Stanley Asset Funding Inc. and Bank of America, N.A. an exit fee of 0.375% of the principal amount of loans under the Acquisition Credit Facility in connection with any refinancing of such borrowings. In addition, to the extent the principal amount of borrowings related to an acquisition of towers to be owned, leased or managed exceeds 68% of the acquisition price thereof, we will be required to pay an additional origination fee to Morgan Stanley Asset Funding Inc. and Bank of America, N.A. in an amount equal to 0.125% of the amount borrowed for such acquisition and an additional exit fee in an amount equal to 0.125% of the amount borrowed for such acquisition in connection with the refinancing of such borrowing. Any exit fees shall be credited against fees payable to each of Morgan Stanley Asset Funding Inc. and Bank of America, N.A. if they are offered the position of co-lead lender with respect to a refinancing of the Acquisition Credit Facility. The Acquisition Credit Facility contains typical representations and covenants for facilities of this type.


Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

(c)      Exhibits

10.1 Acquisition Credit Agreement, dated as of April 25, 2005, by and among Global Signal Acquisitions LLC, Morgan Stanley Asset Funding Inc. and Bank of America, N.A.

10.2 Parent Guarantee, dated as of April 25, 2005, made by Global Signal Operating Partnership, L.P. and Global Signal Inc. (upon execution) in favor of Morgan Stanley Asset Funding Inc., as collateral agent for the lenders

10.3 Pledge Agreement, dated as of April 25, 2005, by Global Signal Acquisitions LLC, Global Signal Operating Partnership, L.P. and Global Signal Inc. (upon execution) in favor of Morgan Stanley Asset Funding Inc.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              GLOBAL SIGNAL INC.
                                              (Registrant)

                                              /s/ William T. Freeman
                                              --------------------------------
                                              William T. Freeman
                                              Executive Vice President, Chief
                                              Financial Officer and Assistant
                                              Secretary

Date: April 28, 2005



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                                 EXHIBIT INDEX

Exhibit Number    Exhibit
--------------    -------

10.1 Acquisition Credit Agreement, dated as of April 25, 2005, by and among Global Signal Acquisitions LLC, Morgan Stanley Asset Funding Inc. and Bank of America, N.A.

10.2 Parent Guarantee, dated as of April 25, 2005, made by Global Signal Operating Partnership, L.P. and Global Signal Inc. (upon execution) in favor of Morgan Stanley Asset Funding Inc., as collateral agent for the lenders

10.3 Pledge Agreement, dated as of April 25, 2005, by Global Signal Acquisitions LLC, Global Signal Operating Partnership, L.P. and Global Signal Inc. (upon execution) in favor of Morgan Stanley Asset Funding Inc.